Exhibit 99.2

Second Quarter 2018 Earnings Conference Call July 31, 2018

Forward-Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, July 31, 2018. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 13-21 of our 2017 Form 10-K filed on February 23, 2018, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. 2 Second Quarter 2018 Earnings Conference Call

Opening Remarks Matson’s results in 2Q18 were solid Favorable contributors include: Lower vessel operating costs New Okinawa service Higher contribution from Logistics Higher contribution from SSAT Unfavorable trends include: Lower contribution from Guam FY 2018 Outlook Maintain higher outlook for Ocean Transportation Raise Logistics outlook See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. EPS, Fully Diluted $0.55 2Q 2017 $ 0.76 Net Income ($ in millions) $ 24.0 2Q 2017 $ 32.6 2Q 2018 EBITDA ($ in millions) $ 85.0 2Q 2017 $79.3 2Q 2018 3 Second Quarter 2018 Earnings Conference Call Matson®

Hawaii Service Second Quarter 2018 Performance Container volume was flat YoY Stable market share Favorable ongoing economic conditions in Hawaii Container Volume (FEU Basis) 40,000 38,000 36,000 34,000 32,000 30,000 Q1 Q2 Q3 Q4 2017 2018 Full Year 2018 Outlook Expect volume to approximate the level achieved in 2017 as Hawaii economy remains solid 4 Second Quarter 2018 Earnings Conference Call Matson®

Hawaii Economic Indicators Real GDP Growth Construction Jobs Growth Real Building Permits Growth “Now in its ninth year, Hawaii’s expansion shows no signs of letting up. Tourism has surged again in the first part of 2018, extending one of the longest periods of sustained visitor growth. Construction, while volatile month to month, also remains on a high plateau. The long run of strong demand has created very tight labor markets, and it has imposed burdens on infrastructure and some communities. These constraints will slow, but not stop, growth over the next few years.” – UHERO, May 4, 2018 Growth in tourism continues to support Hawaii’s economic expansion, and the construction cycle over the medium-term remains positive. Source: http://uhero.hawaii.edu/assets/18Q2_SU_Public.pdf 5 Second Quarter 2018 Earnings Conference Call Matson®

China Expedited Service (CLX) Second Quarter 2018 Performance Container volume decreased 5.9% YoY 1 dry-dock return voyage in 2Q17 Continued to realize a sizeable rate premium Container Volume (FEU Basis) 20,000 18,000 16,000 14,000 12,000 10,000 8,000 Q1 Q2 Q3 Q4 2017 2018 Full Year 2018 Outlook Transpacific capacity increases in excess of demand growth Expect continued strong demand for Matson’s highly differentiated expedited service Expect average rate to approximate the level achieved in 2017 Expect volume to be modestly lower than 2017 level, which included multiple dry-dock return volumes 6 Second Quarter 2018 Earnings Conference Call Matson®

Guam Service Second Quarter 2018 Performance Container volume decreased 11.1% YoY Continued competitive pressure from APL Market was essentially flat YoY Container Volume (FEU Basis) 6,000 5,500 5,000 4,500 4,000 3,500 3,000 Q1 Q2 Q3 Q4 2017 2018 Full Year 2018 Outlook Expect heightened competitive environment and lower volume Matson’s transit advantage expected to remain with superior on-time performance 7 Second Quarter 2018 Earnings Conference Call Matson®

Alaska Service Second Quarter 2018 Performance Container volume decreased 0.6% YoY primarily due to lower SB volume Delayed start to the seafood season Signs of Alaska economy beginning to stabilize Container Volume (FEU Basis) 22,000 20,000 18,000 16,000 14,000 12,000 10,000 Q1 Q2 Q3 Q4 2017 2018 Note: 1Q 2018 and 4Q 2017 volume figures include volume related to a competitor’s vessel dry-docking. Full Year 2018 Outlook Expect FY 2018 volume to be modestly higher than the level achieved in 2017 Increase in NB volume, partially offset by lower SB seafood volume given last year’s very strong seafood harvest 8 Second Quarter 2018 Earnings Conference Call Matson®

AEDC 3-Year Outlook “ 2018 [will mark] the point at which we’ll start seeing measurable signs of economic turn-around. While the latest available data indicates Anchorage losing jobs in the first half of 2018, the expected trend is that job losses will continue to moderate, reaching a point by early 2019 where Anchorage’s economy is no longer in recession.” – AEDC, July 25, 2018 The outlooks for population growth, employment and building permits suggest a bottom in the recession is near. Anchorage Population Population (in ‘000s) 302 298 294 290 2013 2014 2015 2016 2017 2018E 2019P 2020P 2021P Anchorage Employment Employment (in ‘000s) 160 155 150 145 140 2013 2014 2015 2016 2017 2018E 2019P 2020P 2021P Anchorage Building Permit Values Building Permit Values ($ in mm) 800 600 400 200 0 2013 2014 2015 2016 2017 2018E 2019P 2020P 2021P Source: https://aedcweb.com/project/2018-3-year-outlook-report/ 9 Second Quarter 2018 Earnings Conference Call Matson®

IMO 2020 Strategy New ship program will allow Matson to be 100% compliant with IMO 2020 guidelines New vessels will have ability to convert to LNG Evaluating current options available to Matson to lower post-2020 cost of fuel Unclear how soon 0.5% residual fuel will be available on the West Coast Prolonged use of 0.5% distillate on some Matson vessels could lead to higher “wear and tear” LNG infrastructure lacking in the major WC ports Matson currently operates 3 Alaska vessels with scrubbers Good business case for scrubber technology with short pay back period Current strategy is to invest in scrubber technology on the CLX string Already committed to scrubber on first 2600 vessel (to be installed early next year) Closely evaluating the other two 2600 vessels For remaining two CLX vessels, will evaluate as they near regularly-scheduled dry-dock dates Allows for time to re-evaluate the decision based on prevailing options/fuel spreads Scrubber installation cost is approximately $9 million per vessel Will continue to evaluate the best long-term solutions that make sense for Matson and its customers 10 Second Quarter 2018 Earnings Conference Call Matson®

SSAT Joint Venture Second Quarter 2018 Performance Terminal joint venture contribution was $9.1 million, $2.2 million higher than last year Increase primarily attributable to increased lift volume Equity in Income of Joint Venture $ in millions $ 12.0 $ 10.0 $8.0 $ 6.0 $ 4.0 $ 2.0 $0.0 Q1 Q2 Q3 Q4 2017 2018 Full Year 2018 Outlook Expect FY 2018 terminal joint venture contribution to be higher than the 2017 level Expect to continue to benefit from launch of new global shipping alliances SSAT’s reputation as the best operator on the US West Coast Strong import and export volume on the US West Coast 11 Second Quarter 2018 Earnings Conference Call Matson®

Matson Logistics Second Quarter 2018 Performance Operating income increased $2.5 million YoY to $9.5 million Improved performance across all service lines Tight truck market plays to Matson Logistics’ strengths in customer service Alaska economy is showing signs of stabilizing, benefiting Span Alaska Operating Income 2018 $ in million $ 10.0 $ 9.0 $ 8.0 $ 7.0 $ 6.0 $ 5.0 $ 4.0 $ 3.0 $ 2.0 $ 1.0 $ 0.0 Q1 Q2 Q3 Q4 2017 2018 Outlook Expect 2H 2018 YoY improvement in operating income to approximate 1H 2018 YoY increase of $4.8 million Expect 3Q 2018 operating income to increase moderately from the level achieved in the prior year period of $7.3 million 12 Second Quarter 2018 Earnings Conference Call Matson®

Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. (1) Includes a non-cash tax adjustment of $3.1 million resulting from a reduction in the alternative minimum tax receivable under the Tax Cuts and Jobs Act. Year-to-Date Second Quarter YTD Ended 06/30 D Quarters Ended 6/30 D ($ in millions, except per share data) 2018 2017 $ % 2018 2017 $ % Revenue Ocean Transportation $ 785.9 $ 762.7 $ 23.2 3.0% $ 406.6 $ 392.7 $ 13.9 3.5% Logistics 282.6 224.2 58.4 26.0% 150.5 119.8 30.7 25.6% Total Revenue $ 1,068.5 $ 986.9 $ 81.6 8.3% $ 557.1 $ 512.5 $ 44.6 8.7% Operating Income Ocean Transportation $ 61.0 $ 55.3 $ 5.7 10.3% $ 36.5 $ 40.0 ($ 3.5) -8.8% Logistics 13.7 8.9 4.8 53.9% 9.5 7.0 2.5 35.7% Total Operating Income $ 74.7 $ 64.2 $ 10.5 16.4% $ 46.0 $ 47.0 ($ 1.0) -2.1% $ 65.5 $ 75.0 ($ 9.5) -12.7% $ 32.9 $ 39.1 ($ 6.2) -15.9% Interest Expense $ 10.0 $ 12.6 ($ 2.6) $ 5.0 $ 6.3 ($ 1.3) Income Tax Rate 29.0% 37.6% 21.3% 39.4% Net Income $ 46.8 $ 31.0 $ 15.8 $ 32.6 $ 24.0 $ 8.6 EPS, diluted $ 1.09 $ 0.72 $ 0.37 $ 0.76 $ 0.55 $ 0.21 EBITDA $ 141.4 $ 137.3 $ 4.1 3.0% $ 79.3 $ 85.0 ($ 5.7) -6.7% Depreciation and Amortization (incl. dry-dock amortization) (1) 13 Second Quarter 2018 Earnings Conference Call Matson®

Financial Results – Summary Balance Sheet Total debt of $932.5 million Net debt of $919.7 million Net debt-to-LTM EBITDA of 3.06x See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. Debt Levels ($ in millions) ASSETS Cash and cash equivalents $ 12.8 $ 19.8 Other current assets 270.8 246.2 Total current assets 283.6 266.0 Investment in Terminal Joint Venture 94.4 93.2 Property and equipment, net 1,307.1 1,165.7 Intangible assets, net 219.6 225.2 Goodwill 323.7 323.7 Other long-term assets 153.2 173.7 Total assets $ 2,381.6 $ 2,247.5 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 36.3 $ 30.8 Other current liabilities 279.2 255.5 Total current liabilities 315.5 286.3 Long-term debt 896.2 826.3 Other long-term liabilities 470.4 456.7 Total long-term liabilities 1,366.6 1,283.0 Total shareholders’ equity 699.5 678.2 Total liabilities and shareholders’ equity $ 2,381.6 $ 2,247.5 June 30, December 31, 2018 2017 14 Second Quarter 2018 Earnings Conference Call Matson®

Cash Generation and Uses of Cash (1) Includes capitalized interest and owner’s items. ($ 50.0) $ 50.0 $ 150.0 $ 250.0 $ 350.0 $ 450.0 $ 550.0 Cash Flow from Operations Net Borrowings Other Maint. Capex New Vessel Capex (1) Dividends Share Repurchase Net decrease in cash $ in millions Last Twelve Months Ended June 30, 2018 $ 280.6 $ 178.6 $ 6.9 ($ 43.4) ($ 372.6) ($ 34.6) ($ 18.0) ($2.5) 15 Second Quarter 2018 Earnings Conference Call Matson®

New Vessel Payments and Percent of Completion Vessel Construction Expenditures Actual and Estimated Vessel Progress Payments FY 2018 ($ in millions) 1Q 2Q Cash Capital Expenditures $ 54.0 $ 104.6 Capitalized Interest 3.7 4.5 Capitalized Vessel Construction Expenditures $ 57.7 $ 109.1 Cumulative through 12/31/17 Fiscal Year Ending December 31, ($ in millions) 2018 2019 2020 Total Two Aloha Class Containerships $ 253.8 $ 137.5 $ 19.6 $ 0.0 $ 410.9 Two Kanaloa Class Con-Ro Vessels 111.2 207.6 174.5 23.3 516.6 Total New Vessel Actual and Progress Payments $ 365.0 $ 345.1 $ 194.1 $ 23.3 $ 927.5 The Lurline at the NASSCO shipyard, July 2018. Percent of Completion (as of July 27, 2018) 96% 73% 39% 3% Daniel K. Inouye Kaimana Hila Lurline Matsonia 16 Second Quarter 2018 Earnings Conference Call Matson®

2018 Outlook Outlook Items FY 2018 3Q 2018 Operating income: Ocean Transportation Modestly higher than $126.4 million(1) achieved in FY 2017 Modestly lower than $51.0 million(2) achieved in 3Q 2017 Logistics 2H YoY improvement in operating income to approximate 1H YoY increase of $4.8 million Moderately higher than $7.3 million achieved in 3Q 2017 Depreciation and Amortization Approximately $132 million, including $36 million in dry-dock amortization - EBITDA Modestly lower than FY 2017 level of $296.0 million - Other Income/(Expense) Approximately $2.4 million Approximately $0.6 million Interest Expense Approximately $22 million - GAAP Effective Tax Rate Approximately 28% for remaining 2 quarters - Reflects the $128.8 million in Ocean Transportation Operating Income as reported in the 2017 Form 10-K filed on February 23, 2018 less the retrospective reclassification adjustment indicated on slide 19 and referenced in footnote 2 of the Form 10-Q filed on May 2, 2018. Reflects the $54.6 million in Ocean Transportation Operating Income as reported in the Form 10-Q filed on November 3, 2017 less the retrospective reclassification adjustment indicated on slide 19 and referenced in footnote 2 of the Form 10-Q filed on May 2, 2018. 17 Second Quarter 2018 Earnings Conference Call Matson®

Matson® Addendum

# Addendum – Operating Income Reconciliation

**OPERATING INCOME RECONCILIATION**

| Ocean Transportation (in millions) | Three Months Ended March 31, 2017 | Three Months Ended June 30, 2017 | Three Months Ended September 30, 2017 | Three Months Ended December 31, 2017 | Year Ended December 31, 2017 |
|---|---|---|---|---|---|
| Operating income as previously reported | $ 14.5 | $ 39.0 | $ 54.6 | $ 20.7 | $ 128.8 |
| Reclassification of net periodic benefit costs (1) | 0.8 | 1.0 | (3.6) | (0.6) | (2.4) |
| Operating income as reclassified | $ 15.3 | $ 40.0 | $ 51.0 | $ 20.1 | $ 126.4 |

| Logistics (in millions) | Three Months Ended March 31, 2017 | Three Months Ended June 30, 2017 | Three Months Ended September 30, 2017 | Three Months Ended December 31, 2017 | Year Ended December 31, 2017 |
|---|---|---|---|---|---|
| Operating income as previously reported | $ 1.9 | $ 6.9 | $ 7.2 | $ 4.6 | $ 20.6 |
| Reclassification of net periodic benefit costs (1) | — | 0.1 | 0.1 | 0.1 | 0.3 |
| Operating income as reclassified | $ 1.9 | $ 7.0 | $ 7.3 | $ 4.7 | $ 20.9 |

(1) The Company adopted *Compensation – Retirement Benefits (Topic 715), Improving the Presentation of Net Periodic Pension Cost and Benefit Cost* ("ASU 2017-07"), during the quarter ended March 31, 2018. ASU 2017-07 requires employers that sponsor defined benefit pension and post-retirement plans to present the service cost component of net benefit cost in the same income statement line item as other employee compensation costs arising from services rendered, and that only the service cost component will be eligible for capitalization. The other components of the net periodic benefit cost must be presented separately from the line item that includes the service cost component and outside of the income from operations subtotal. The Company recorded a retrospective reclassification to Ocean Transportation operating income, Logistics operating income, and to other income (expense) to conform prior year amounts to the current period presentation. There was no change to income before income taxes for all periods presented.

19 | Second Quarter 2018 Earnings Conference Call

Matson.

Addendum – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA. NET DEBT RECONCILIATION (In millions) June 30, 2018 Total Debt $ 932.5 Less: Cash and cash equivalents (12.8) Net Debt $ 919.7 EBITDA RECONCILIATION (In millions) Three Months Ended June 30, 2018 2017 Change Last Twelve Months Net Income $ 32.6 $ 24.0 $ 8.6 $ 247.8 Add: Income taxes 8.8 15.6 (6.8) (106.4) Add: Interest expense 5.0 6.3 (1.3) 21.6 Add: Depreciation and amortization 23.8 25.0 (1.2) 98.2 Add: Dry-dock amortization 9.1 14.1 (5.0) 38.9 EBITDA (2) $ 79.3 $ 85.0 $ (5.7) $ 300.1 (In millions) Six Months Ended June 30, 2018 2017 Change Net Income $ 46.8 $ 31.0 $ 15.8 Add: Income taxes 19.1 18.7 0.4 Add: Interest expense 10.0 12.6 (2.6) Add: Depreciation and amortization 47.2 49.4 (2.2) Add: Dry-dock amortization 18.3 25.6 (7.3) EBITDA (2) $ 141.4 $ 137.3 $ 4.1 (2) EBITDA is defined as the sum of net income plus income taxes, interest expense and depreciation and amortization (including deferred dry-docking amortization). EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance. 20 Second Quarter 2018 Earnings Conference Call Matson®